UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2010

LIGAND PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, California, 92037

(Address of principal executive offices) (Zip Code)

(858) 550-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced, on October 26, 2009, Ligand Pharmaceuticals Incorporated (“Ligand”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Metabasis Therapeutics, Inc., a Delaware corporation (“Metabasis”), Moonstone Acquisition, Inc., a direct wholly-owned subsidiary of Ligand (“Merger Sub”), and David F. Hale, as Stockholders’ Representative. The Merger Agreement called for Ligand to acquire Metabasis pursuant to a reverse triangular merger, whereby Merger Sub would merge with and into Metabasis, with Metabasis as the surviving corporation (the “Merger”).

As previously announced, the Merger Agreement was amended on November 25, 2009 by an Amendment to Agreement and Plan of Merger, clarifying certain items in the Merger Agreement and in each of the form of Roche Contingent Value Rights Agreement attached to the Merger Agreement as Exhibit A, the form of TR Beta Contingent Value Rights Agreement attached to the Merger Agreement as Exhibit B, the form of Glucagon Contingent Value Rights Agreement attached to the Merger Agreement as Exhibit C and the form of General Contingent Value Rights Agreement attached to the Merger Agreement as Exhibit D, respectively.

On January 27, 2010, in connection with the closing of the Merger, Ligand entered into the four Contingent Value Rights Agreements contemplated by the Merger Agreement (the “CVR Agreements”), with Metabasis, David F. Hale, as Stockholders’ Representative, and Mellon Investor Services LLC as Rights Agent. The respective CVR Agreements set forth the rights that former Metabasis stockholders will have with respect to each contingent value right (“CVR”) to be held by them after the closing of the Merger. The CVRs are transferable by the former Metabasis stockholders, but the CVRs are not currently listed on any stock exchange and Ligand has no obligation to list them. A Stockholders’ Representative (David F. Hale) has been appointed to serve as the post-Merger representative of the CVR holders’/former stockholders’ interests under the four CVR Agreements and under the Agreement and Plan of Merger; to the extent permitted by law, the Stockholders’ Representative’s representation shall be exclusive.

Distribution of payments, if any, on the CVRs would be made on each January 1 and July 1.

All payments under the CVRs shall be reduced by up to 1% to augment the Stockholders’ Representative’s fund; and, to the extent certain contingent obligations of Metabasis become payable, they will be satisfied from the first payments that would otherwise next have been made to CVR holders.

Roche CVR. The Roche CVR Agreement entitles each holder of a Roche CVR to receive a pro rata portion of 65% of any milestone payments or 68% of any royalties paid by Roche under Metabasis’ partnered drug development program with Roche in hepatitis C, or 65% of the net proceeds of any sale of those program rights.

TR Beta CVR. The TR Beta CVR Agreement entitles each holder of a TR Beta CVR to receive a pro rata portion of a percentage of the net proceeds of any license or sale of Metabasis’ Thyroid Receptor Beta program in hyperlipidemia: 50% of such net proceeds if the licensing/sale transaction occurs by the sixth anniversary of the Merger; 40% if in the seventh year after the Merger; 30% if in the eighth year after the Merger; or 20% if in the ninth or tenth year after the Merger.

Glucagon CVR. The Glucagon CVR Agreement entitles each holder of a Glucagon CVR to receive a pro rata portion of a percentage of the net proceeds of any license or sale of Metabasis’ glucagon receptor antagonist program in diabetes: 50% of such net proceeds if the licensing/sale transaction occurs by the sixth anniversary of the Merger; 40% if in the seventh year after the Merger; 30% if in the eighth year after the Merger; or 20% if in the ninth or tenth year after the Merger.

General CVR. The General CVR Agreement entitles each holder of a General CVR to receive a pro rata portion of cash payments equal to the shortfall, if any, from defined spending thresholds of Ligand’s funding of further research and development of drug development programs acquired from Metabasis. The basic threshold is $8 million of funding within the first 42 months after the Merger. A secondary threshold (which shall be waived in certain circumstances) is $7 million of funding within the first 30 months after the Merger.

The General CVR Agreement also entitles each holder of a General CVR to receive a pro rata portion of a percentage of the net proceeds of any license or sale of Metabasis’ MB07133 program for the treatment of hepatocellular carcinoma: 90% of such net proceeds if the licensing/sale transaction occurs by the sixth-month anniversary of the Merger; 30% if thereafter but before the second anniversary of the Merger; or 10% if thereafter.

The General CVR Agreement also entitles each holder of a General CVR to receive a pro rata portion of a percentage of the net proceeds of any license or sale of Metabasis’ other drug development programs (including glucokinase, DGAT-1, PFBase inhibitor and pradefovir) and certain platform technologies (HepDirect): 25% of such net proceeds if Ligand has spent at least $700,000 in the particular program before the licensing/sale transaction occurs and 50% of such net proceeds if Ligand has not.

The General CVR Agreement also entitles each holder of a General CVR to receive a pro rata portion of 50% of the net proceeds of any license or sale of the QM/MM technology.

The General CVR Agreement also entitles each holder of a General CVR to receive a pro rata portion of 60% of the net proceeds of any disposition of Metabasis’ common stock interest in privately-held PeriCor Therapeutics, Inc., and 60% of any royalties and/or milestone payments received in respect of PeriCor or of any dispositions of rights thereto.

The General CVR Agreement also entitles each holder of a General CVR to receive any cash received after the Merger upon the exercise of Metabasis warrants which are outstanding as of the Merger.

The foregoing summary of the material terms of the CVR Agreements does not purport to be complete and is qualified in its entirety by reference to the CVR Agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 27, 2010, Ligand completed its previously announced Merger to acquire Metabasis pursuant to the Merger Agreement. (See Item 1.01 above.) The Merger was approved by the stockholders of Metabasis at a special meeting held on January 27, 2010 and became effective upon the filing of the related certificate of merger with the Delaware Secretary of State on January 27, 2010.

Under the terms of the Merger Agreement, each of the 35,147,294 shares of Metabasis’ common stock issued and outstanding immediately before the effective time of the Merger was converted into the right to receive $0.045741 in cash, without interest, plus one Roche CVR, one TR Beta CVR, one Glucagon CVR and one General CVR, which rights are subject to the terms and conditions of the respective CVR Agreements (as described in Item 1.01 above).

In addition, under the terms of the Merger Agreement, Ligand deposited $150,000 to provide the initial funding for Metabasis’ Stockholders’ Representative.

Ligand also incurred substantial additional costs in connection with the Merger, including advisors’ fees and other transaction-related expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above regarding the CVR Agreements is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements contemplated by this item are not being filed herewith. To the extent such information is required by this item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information contemplated by this item is not being filed herewith. To the extent such information is required by this item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Certificate of Merger, dated and filed January 27, 2010

10.1	Roche Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale, as Stockholders’ Representative, and Mellon Investor Services LLC as Rights Agent, dated January 27, 2010

10.2	TR Beta Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale, as Stockholders’ Representative, and Mellon Investor Services LLC as Rights Agent, dated January 27, 2010

10.3	Glucagon Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale, as Stockholders’ Representative, and Mellon Investor Services LLC as Rights Agent, dated January 27, 2010

10.4	General Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale, as Stockholders’ Representative, and Mellon Investor Services LLC as Rights Agent, dated January 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: January 28, 2010

	By:	/S/ CHARLES S. BERKMAN
	Name:	Charles S. Berkman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Certificate of Merger, dated and filed January 27, 2010

10.1	Roche Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale, as Stockholders’ Representative, and Mellon Investor Services LLC as Rights Agent, dated January 27, 2010

10.2	TR Beta Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale, as Stockholders’ Representative, and Mellon Investor Services LLC as Rights Agent, dated January 27, 2010

10.3	Glucagon Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale, as Stockholders’ Representative, and Mellon Investor Services LLC as Rights Agent, dated January 27, 2010

10.4	General Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale, as Stockholders’ Representative, and Mellon Investor Services LLC as Rights Agent, dated January 27, 2010